SCHEDULE OF FUTURE MINIMUM PAYMENTS OF OPERATING LEASE LIABILITIES (Details) - Youlife International Holdings Inc [Member] ¥ in Thousands, $ in Thousands	Dec. 31, 2023 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Restructuring Cost and Reserve [Line Items]
2024	$ 1,539	¥ 10,925
2025	1,470	10,434
2026	914	6,492
2027	753	5,348
2028 and after	2,682	19,039
Total undiscounted cashflows	7,358	52,238
Less: imputed interest	(808)	(5,733)
Present value of lease liabilities	$ 6,550	¥ 46,505	¥ 50,114